Exhibit 99.1

Zentalis Pharmaceuticals Announces Strategic Restructuring to Support Late-Stage Azenosertib Development

Extended cash runway into late 2027, beyond a potentially registration-enabling azenosertib data readout from DENALI Part 2

Planned workforce reduction of approximately 40% of employees

Corporate event to be held on January 29, 2025 at 8:00am ET to provide key updates on azenosertib clinical data, development and regulatory path

SAN DIEGO — January 28, 2025 — Zentalis® Pharmaceuticals, Inc. (Nasdaq: ZNTL), a clinical-stage biopharmaceutical company discovering and developing clinically differentiated small molecule therapeutics targeting fundamental biological pathways of cancers, today announced a restructuring of its business operations and research and development organization to support execution of late-stage development for its WEE1 inhibitor product candidate, azenosertib, and extend its cash runway beyond a data readout from its potentially registration-enabling DENALI Part 2 study, anticipated by the end of 2026.

"Zentalis is sharply focused on our goal of bringing azenosertib to patients with gynecological malignancies,” said Julie Eastland, Chief Executive Officer. “To support this goal, we have made the necessary decisions to efficiently organize our company and allocate our capital resources to extend cash runway beyond an anticipated azenosertib data readout that we believe has the potential to be registration-enabling. I want to thank all the individuals departing the Company for their valuable contributions to all Zentalis programs and the development of azenosertib. Tomorrow morning, we look forward to hosting a corporate event to share updated azenosertib clinical data and provide a development and regulatory update, including plans for our registration-intent studies, as we work to bring this therapeutic candidate forward to patients as quickly as possible.”

The workforce reduction is expected to be substantially completed in the second quarter of 2025.

Corporate Event Details
On January 29, 2025, at 8:00am ET Zentalis will host a virtual corporate event to present data from its studies of azenosertib and provide a development and regulatory update. Access to a live webcast of this event, as well as an archived recording, will be available under the “Events & Presentations” tab on the Investors & Media section of the Company’s website. Analysts who wish to join the teleconference and participate in Q&A should register here.

About Azenosertib
Azenosertib is a novel, selective, and orally bioavailable inhibitor of WEE1 currently being evaluated as a monotherapy and in combination clinical studies in ovarian cancer and additional tumor types. WEE1 acts as a master regulator of the G1-S and G2-M cell cycle checkpoints, through negative regulation of both CDK1 and CDK2, to prevent replication of cells with damaged DNA. By inhibiting WEE1, azenosertib enables cell cycle progression, despite high levels of DNA damage, thereby resulting in the accumulation of DNA damage and leading to mitotic catastrophe and cancer cell death.

About Zentalis Pharmaceuticals
Zentalis® Pharmaceuticals, Inc. is a clinical-stage biopharmaceutical company discovering and developing clinically differentiated small molecule therapeutics targeting fundamental biological pathways of cancers. The Company’s lead product candidate, azenosertib (ZN-c3), is a potentially first-in-class and best-in-class WEE1 inhibitor for advanced solid tumors. Azenosertib is being evaluated as a monotherapy and in combination across multiple clinical trials and has broad franchise potential. In clinical trials, azenosertib has been well tolerated and has demonstrated anti-tumor activity as a single agent across multiple tumor types and in combination with several chemotherapy backbones. As part of its azenosertib clinical development program, the Company is exploring enrichment strategies targeting tumors of high genomic instability, such as Cyclin E1 positive tumors, homologous recombination deficient tumors and tumors with oncogenic driver mutations. The Company is also leveraging its extensive experience and capabilities across cancer biology and medicinal chemistry to advance its research on protein degraders. Zentalis has operations in San Diego.

For more information, please visit www.zentalis.com. Follow Zentalis on X/Twitter at @ZentalisP and on LinkedIn at www.linkedin.com/company/zentalis-pharmaceuticals.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the potential of azenosertib; our plans to hold a corporate event and provide updates on azenosertib clinical data, development and regulatory path, including the timing and content thereof; our planned strategic restructuring, including the planned workforce reduction, and the estimated size, timing and impact thereof; our ability to recognize the benefits of the planned strategic restructuring; our estimated cash runway; our planned development strategy for azenosertib and the timing thereof, including plans for registration-intent studies and the potential for there to be a registration-enabling data readout and the estimated timing thereof; the Company’s goal of bringing azenosertib to patients with gynecological malignancies; the potential for azenosertib to be first-in-class and best-in-class; the broad franchise potential of azenosertib; and our plans with respect to the development of our product candidates, including azenosertib. The terms “anticipate,” “believe,” “beyond,” “expect,” “forward,” “goal,” “look forward,” “plan,” “potential,” “support,” “to be” and “will” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: our limited operating history, which may make it difficult to evaluate our current business and predict our future success and viability; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; our plans, including the costs thereof, of development of any diagnostic tools; our substantial dependence on the success of our lead product candidate, azenosertib; the outcome of preclinical testing and early trials may not be predictive of the success of later clinical trials; failure to identify additional product candidates and develop or commercialize marketable products; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; failure to obtain U.S. or international marketing approval; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; our ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; significant costs as a result of operating as a public company; and the other important factors discussed under the caption “Risk Factors” in our most recently filed periodic report on Form 10-K or 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (SEC) and our other filings with the SEC. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

ZENTALIS® and its associated logo are trademarks of Zentalis and/or its affiliates. All website addresses and other links in this press release are for information only and are not intended to be an active link or to incorporate any website or other information into this press release.

Contact:
Elizabeth Pingpank Hickin
ehickin@zentalis.com
860-463-0469